EXHIBIT 99.2

Equity One 2003-1
Term
TRIGGER ON
2nd Liens run at 8 CDR with 100% Severity, 12 month delay

Class M-2 (A)

Approximate Balance              28,053,000  Delay                      24
Coupon                           at pricing  Dated                2/1/2003
Settle                            2/27/2003  First Payment       3/25/2003
100% PPC (All-in), To Maturity

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1st Liens Severity                             50%
Lag                                      12 months
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                                                                                                               CDR

                                     10                      10.2                     10.4                     10.6
Price                              Yield                    Yield                    Yield                    Yield
100                                5.825                    5.825                    5.826                    5.827
WAL                                10.94                    11.19                    11.45                    11.78
Mod Durn                            7.88                     8.00                     8.13                     8.28
Mod Convexity                       0.79                     0.82                     0.85                     0.89
Payment Window                 Mar03 - Aug16            Mar03 - Jun17            Mar03 - Mar18            Mar03 - Nov19
Prcp Writedown                  0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)             0.00 (0.00%)
Total Collat Loss          96,540,104.35 (18.93%)   98,239,812.91 (19.26%)   99,942,995.10 (19.59%)   101,649,665.80 (19.93%)


                                              -------------------------
                               10.8                      11                       12
Price                          Yield                   Yield                    Yield
100                            5.828                   5.718                    3.818
WAL                            12.20                   12.67                    12.48
Mod Durn                       8.47                     8.63                     8.89
Mod Convexity                  0.94                     0.98                     1.07
Payment Window             Mar03 - Mar23           Mar03 - Oct32            Mar03 - Oct32
Prcp Writedown              0.00 (0.00%)         685,454.61 (2.44%)      7,999,698.41 (28.52%)
Total Collat Loss      103,359,839.97 (20.26%) 105,073,532.70 (20.60%)  113,695,309.07 (22.29%)
                                              -------------------------


Class B (BBB)

Approximate Balance                     22,952,000  Delay                 24
Coupon                                  at pricing  Dated           2/1/2003
Settle                                   2/27/2003  First Payment  3/25/2003
100% PPC (All-in), To Maturity

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1st Liens Severity                             50%
Lag                                      12 months
---------------------------------------------------
                                                                                                               CDR
                                                   -------------------------
                                     8                       8.2                      8.4                      8.6
Price                              Yield                    Yield                    Yield                    Yield
100                                7.184                    6.767                     6.19                    5.578
WAL                                12.65                    13.22                    13.13                    12.91
Mod Durn                            8.04                     8.19                     8.23                     8.28
Mod Convexity                       0.88                     0.93                     0.95                     0.96
Payment Window                 Mar03 - Jan22            Mar03 - Oct32            Mar03 - Oct32            Mar03 - Oct32
Prcp Writedown                  0.00 (0.00%)         1,951,071.76 (8.50%)     3,991,113.14 (17.39%)    5,830,857.61 (25.40%)
Total Collat Loss          79,730,863.36 (15.63%)   81,396,633.04 (15.96%)   83,065,732.76 (16.29%)   84,738,176.45 (16.61%)
                                                   -------------------------
                               8.8                      9                        10
Price                         Yield                   Yield                    Yield
100                           4.925                   4.227                    -0.24
WAL                           12.61                   12.25                    10.02
Mod Durn                      8.33                     8.39                     9.04
Mod Convexity                 0.98                     1.01                     1.24
Payment Window            Mar03 - Oct32           Mar03 - Oct32            Mar03 - Oct32
Prcp Writedown        7,552,776.53 (32.91%)    9,192,548.71 (40.05%)   16,792,496.98 (73.16%)
Total Collat Loss     86,413,978.15 (16.94%)  88,093,152.01 (17.27%)   96,540,104.35 (18.93%)


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other btnk and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                                -CONFIDE3NTIAL-